                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

        Filed by the Registrant [X]

        Filed by a party other than the Registrant [ ]

        Check the appropriate box:

   [ ]  Preliminary Proxy Statement                 [ ] Confidential, For Use of
                                                        the Commission Only (as
   [X]  Definitive Proxy Statement                      permitted by Rule
                                                        14a-6(e)(2))
   [ ]  Definitive Additional Materials

   [ ]  Soliciting Material Under Rule 14a-12

                           PERSISTENCE SOFTWARE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X] No fee required.

   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
   (2) Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
   (5) Total fee paid:

--------------------------------------------------------------------------------
   [ ] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:

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   (2) Form, Schedule or Registration Statement No.:

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   (3) Filing Party:

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   (4) Date Filed:

                           PERSISTENCE SOFTWARE, INC.
                                ________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 16, 2004

    The Annual Meeting of Stockholders for the year ended December 31, 2003 (the "ANNUAL MEETING") of Persistence Software, Inc., a Delaware corporation (the "COMPANY"), will be held at the Company's principal executive offices, located at 1720 South Amphlett Boulevard, Third Floor, San Mateo, California, 94402, on Wednesday, June 16, 2004, 2:00 p.m. local time, for the following purposes:

1. To amend and restate the Company's Certificate of Incorporation to (i) decrease the number of authorized shares of Common Stock from 75,000,000 shares to 7,500,000 shares and (ii) decrease the number of authorized shares of preferred stock from 5,000,000 shares to 500,000 shares.

2. To elect two (2) Class II directors to serve until the Annual Meeting of the Stockholders for the year ending December 31, 2006.

3. To ratify the appointment of Burr, Pilger & Mayer LLP as the independent auditors of the Company for the fiscal year ending December 31, 2004.

4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

    The foregoing items of business, including the nominees for directors, are more fully described in the proxy statement which is attached to and made a part of this Notice.

    The Board of Directors has fixed the close of business on April 22, 2004 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

    All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                           By Order of the Board of Directors,

                                           /s/ Christopher T. Keene

                                           Christopher T. Keene
San Mateo, California                      Chief Executive Officer and Secretary
May 18, 2004

--------------------------------------------------------------------------------

                                    IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE ANNUAL MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                         THANK YOU FOR ACTING PROMPTLY.

--------------------------------------------------------------------------------

                           PERSISTENCE SOFTWARE, INC.
                   1720 SOUTH AMPHLETT BOULEVARD, THIRD FLOOR
                               SAN MATEO, CA 94402
                                ________________

                                 PROXY STATEMENT
                                ________________

GENERAL

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "BOARD") of Persistence Software, Inc., a Delaware corporation ("WE, "OUR" or the "COMPANY"), of proxies in the enclosed form for use in voting at the Annual Meeting of Stockholders for the year ended December 31, 2003 (the "ANNUAL MEETING") to be held at the Company's principal executive offices, located at 1720 South Amphlett Boulevard, Third Floor, San Mateo, California 94402, on Wednesday, June 16, 2004, 2:00 p.m. local time, and any adjournment or postponement thereof.

    This Proxy Statement, the enclosed proxy card and the Company's Annual Report on Form 10-K for the year ended December 31, 2003, including financial statements, were first mailed to stockholders entitled to vote at the meeting on or about May 21, 2004.

REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

RECORD DATE; VOTING SECURITIES

The close of business on April 22, 2004 has been fixed as the record date (the "RECORD DATE") for determining the holders of shares of Common Stock of the Company entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had approximately 2,715,918 shares of Common Stock outstanding and held of record by approximately 144 stockholders.

VOTING AND SOLICITATION

    Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters. Shares of Common Stock may not be voted cumulatively. The Company will mail a copy of the Annual Report to each stockholder of record; if a stockholder has received more than one proxy card, it means that such stockholder holds shares in more than one account. Please sign and return all proxy cards to ensure that all such shares are voted.

    Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "INSPECTOR") with the assistance of the Company's transfer agent. In general, Delaware law provides that a quorum consists of a majority of the shares entitled to vote and present in person or represented by proxy. The Inspector will determine whether or not a quorum is present. The proposal to approve the amendment of the Company's Certificate of Incorporation will require the affirmative vote of a majority of the outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting. The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, which means that the two nominees receiving the greatest number of affirmative votes will be elected. The proposal to ratify the appointment of the independent accountants will require the affirmative vote of a majority of shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. All other matters submitted to the stockholders will require the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present, as required under Delaware law for approval of proposals presented to stockholders. The Inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and as negative votes for purposes of determining the approval of any matter submitted to the stockholders for a vote.

    The shares represented by the proxies received properly marked, dated, signed and not revoked, will be voted at the Annual Meeting. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted FOR the amendment and restatement of the Company's Certificate of Incorporation, FOR the election of directors, FOR ratification of the appointment of the designated independent auditors, and as the proxy holders deem advisable on other matters that may come before the Annual Meeting, as the case may be with respect to the item not marked. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("BROKER NON-VOTES"), those shares will be counted for determining the presence or absence of a quorum for the Annual Meeting but will not be counted for the purpose of determining the number of votes cast for that particular matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general requirements of Delaware law concerning voting of shares and determination of a quorum.

    The solicitation of proxies will be conducted by mail, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, telephonically, or by the Internet or facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

                                 PROPOSAL NO. 1

     AMENDMENT AND RESTATEMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION
           TO DECREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

    The Company's current Certificate of Incorporation authorizes the issuance of 75,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. The Board has proposed an amendment and restatement of the Certificate of Incorporation to decrease the number of authorized shares of Common Stock from 75,000,000 to 7,500,000 and the authorized shares of Preferred Stock from 5,000,000 to 500,000. The Certificate of Incorporation will remain the same in all other respects. The stockholders are being asked to approve the proposed amendment in accordance with Delaware law.

    On December 31, 2003, there were approximately 2,710,617 shares of Common Stock issued and outstanding and no shares of Preferred Stock outstanding. This number does not include 1,233,453 shares reserved for issuance under outstanding options and warrants to purchase shares of Common Stock as well as shares reserved for future issuance under the Company's equity incentive plans as of December 31, 2003.

    The following is the text of Article IV(A) of the Certificate of Incorporation, as proposed to be amended:

         "(A) Classes of Stock. The Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the Corporation is authorized to issue is Eight Million (8,000,000) shares, each with a par value of $0.001 per share. Seven Million Five Hundred Thousand (7,500,000) shares shall be Common Stock and Five Hundred Thousand (500,000) shares shall be Preferred Stock."

    The purpose of the proposed amendment is to minimize, to the extent possible, the Company's future annual franchise taxes paid to the Secretary of State of Delaware. On June 12, 2003, the Company implemented a 1-for-10 reverse stock split to provide the Company with the best opportunity to comply with the $1.00 minimum bid price requirement for continued listing on the Nasdaq SmallCap Market, based on the recent and historical trading prices of the Company's common stock. Franchise taxes in Delaware are determined in part based on the number of authorized shares in the Company's Certificate of Incorporation, and thus the proposed amendment to decrease the authorized shares of Common Stock to bring the number of authorized shares more in line with the number of outstanding shares is expected to result in a decrease in our Delaware franchise taxes for 2004.

    The decrease in authorized Common Stock will not have any effect on the rights of existing stockholders. Should the Company determine in the future that it is advisable to issue shares of Common Stock in excess of the authorized shares available for issuance after this reduction, the Company would need to obtain stockholder approval to increase the number of authorized shares of common stock prior to any such issuances.

REQUIRED VOTE

    Approval of Proposal No. 1 requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting. Brokers have discretion to vote on this proposal without your instruction. Abstentions will have the effect of a vote "against" the proposal.

RECOMMENDATION OF THE BOARD

  THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF PROPOSAL NO. 1 TO DECREASE
                THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

                                 PROPOSAL NO. 2

                         ELECTION OF CLASS II DIRECTORS

NOMINEES AND REQUIRED VOTE

    At the Annual Meeting, the stockholders will elect two Class II directors to a three year term to serve until the Annual Meeting of Stockholders for the year ending December 31, 2006 or until his respective successor is elected and qualified. In the event any Class II nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the individuals named below will be unable or unwilling to serve as a nominee or as a Class II director if elected.

    Assuming a quorum is present, the two nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as Class II directors of the Company. Unless marked otherwise, proxies received will be voted FOR the election of the Class II nominees named below. The proxies being solicited will be voted for no more than two nominees at the Annual Meeting. Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards for the election of James F. Sutter and Sanjay Vaswani.

    The name of the nominees, their ages as of February 29, 2004 and certain other information about them are set forth below:

NAME OF NOMINEE            AGE  POSITION WITH THE COMPANY  DIRECTOR SINCE  CLASS
---------------            ---  -------------------------  --------------  -----
James F. Sutter (1)........ 67         Director              Apr. 2003       II
Sanjay Vaswani (1)......... 43         Director              Oct. 2000       II

(1) Member of the Audit Committee.

    JAMES F. SUTTER has served as a director since April 2003. Since 1997, Mr. Sutter has served as a management consultant with Peer Consulting Group, specializing in information technology, where he has acted as a Chief Information Officer advisor to The Dow Chemical Company, a chemical company, and E&J Gallo Winery, a producer of wines and distilled spirits, and has also consulted for various companies, including Hughes Electronics Corporation, a telecommunications company, Intellisys Group, a developer of integrated audio-visual media systems (acquired by MCSi), and Teradyne, a manufacturer of automatic test equipment and interconnection systems. From 1983 to 1997, Mr. Sutter served as Vice President, Chief Information Officer and General Manager for Rockwell International, an aerospace and electronics manufacturer. Mr. Sutter holds an M.B.A. from Marquette University and a B.Sc. from the University of Notre Dame. He currently is a member of the boards of directors for two privately held companies: Entcomm, Inc., an enterprise software company, and Trinus Corporation, an information technology consulting company.

    SANJAY VASWANI has served as a director since October 2000. Since 1990, Mr. Vaswani has been a partner at Center For Corporate Innovation (CCI), where he co-leads CCI's Chief Executive Officer summits. From 1987 to 1990, Mr. Vaswani was an associate at McKinsey & Company, a management consulting firm. From 1981 to 1985, Mr. Vaswani was employed by Intel Corporation, a semiconductor manufacturer, where he concentrated on finance and strategic planning. Mr. Vaswani holds an M.B.A. from the Wharton School of Business at the University of Pennsylvania, and a B.B.A., summa cum laude, from the University of Texas at Austin.

    In addition, the Company has two other classes of directors: Class I, which consists of Lawrence Owen Brown, whose term expires at the Annual Meeting of Stockholders for the year ending December 31, 2005, and Class III, which consists of Christopher Keene and Thomas P. Shanahan, each of whose term expires at the Annual Meeting of Stockholders for the year ending December 31, 2004.

    The names of the Class I and Class III directors, their ages as of February 29, 2004 and certain other information about them are set forth below:

NAME OF DIRECTOR            AGE POSITION WITH THE COMPANY  DIRECTOR SINCE  CLASS
----------------            --- -------------------------  --------------  -----
Lawrence Owen Brown (2,3)... 62         Director             Jan. 2003       I
Christopher T. Keene........ 43 Chief Executive Officer,     June 1991      III
                                Secretary and Director
Thomas P. Shanahan (1,2,3).. 57         Director             Nov. 2002      III

(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.
(3) Member of the Nominating Committee.

    LAWRENCE OWEN BROWN has served as a director since January 2003. Since 1989, Mr. Brown has served as a management consultant with his own firm, Owen Brown Enterprises, Ltd. and as Chairman of Migration Software Systems, Ltd., a software engineering services company, where he also served as Chief Executive Officer from 1989 to 1997. From 1995 to 2001, Mr. Brown served as a managing partner at Technology Strategies and Alliances, an investment banking firm. Mr. Brown's additional experience includes: President and Chief Executive Officer of Synthesis Software Solutions, Inc., a software company, from 1988 to 1989; Vice President of Xerox Corporation, a business equipment company, from 1986 to 1988; President and Chief Executive Officer of Parallel Computers, Inc., a minicomputer hardware company, from 1984 to 1985, and President and Chief Operating Officer of Sun Microsystems, a networking hardware and software company, during its start-up phase from 1983 to 1984. Mr. Brown holds a B.S.M.E. degree from Auburn University and an M.B.A. degree from the University of Chicago.

    CHRISTOPHER KEENE co-founded the Company and has served as Chief Executive Officer and a director since June 1991. From June 1991 to April 1999, Mr. Keene also served as President. Before founding the Company, Mr. Keene was a Manager at McKinsey & Company, a management consulting firm, from July 1987 to June 1991. Mr. Keene holds a B.S. degree in Mathematical Sciences with honors from Stanford University and an M.B.A. degree from The Wharton School at the University of Pennsylvania.

    THOMAS P. SHANAHAN has served as a director since November 2002. Since 2002, Mr. Shanahan has served as a General Partner for Needham Capital Partners in Menlo Park, California. Prior to Needham Capital Partners, Mr. Shanahan served as Co-founder, Chief Financial Officer and Director for Agile Software Corporation, a provider of supply chain management software, from 1997 to 2001. From 1992 to 1997, he served as Chief Financial Officer for several companies including Digital Generation Systems, Inc, a digital distribution services company, and Sherpa Corporation, a product data management software company. Mr. Shanahan holds an M.B.A. from Harvard University and a B.A. from Stanford University. He currently is a member of the boards of directors for two privately held enterprise software companies: Kanisa, Inc. and diCarta, Inc.

    There are no family relationships among any of the directors or executive officers of the Company.

DIRECTOR NOMINATION

    CRITERIA FOR BOARD MEMBERSHIP. In selecting candidates for appointment or re-election to the Board, the nominating committee (the "Nominating Committee") considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to insure that at least a majority of the directors are independent under the rules of the Nasdaq Stock Market, that members of the Company's audit committee meet the financial literacy and sophistication requirements under the rules of the Nasdaq Stock Market and at least one of them qualifies as an "audit committee financial expert" under the rules of the Securities and Exchange Commission. Nominees for director are selected on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company's business environment, and willingness to devote adequate time to Board duties.

    STOCKHOLDER NOMINEES. The Nominating Committee will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Nominating Committee c/o the Secretary of the Company and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the names and addresses of the stockholders making the nomination and the number of shares of the Company's Common Stock which are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption, "Deadline for Receipt of Stockholder Proposals for 2005 Annual Meeting" below.

    PROCESS FOR IDENTIFYING AND EVALUATING NOMINEES. The Nominating Committee believes the Company is well-served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the Nominating Committee will renominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual stockholder meetings, the Nominating Committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the Company and, if the Nominating Committee deems appropriate, a third-party search firm. The Nominating Committee will evaluate each candidate's qualifications and check relevant references; in addition, such candidates will be interviewed by at least one member of the Nominating Committee. Candidates meriting serious consideration will meet with all members of the Board. Based on this input, the Nominating Committee will evaluate which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board that this candidate be appointed to fill a current vacancy on the Board, or presented for the approval of the stockholders, as appropriate.

    The Company has never received a proposal from a stockholder to nominate a director. Although the Nominating Committee has not adopted a formal policy with respect to stockholder nominees, the committee expects that the evaluation process for a stockholder nominee would be similar to the process outlined above.

    BOARD NOMINEES FOR THE 2004 ANNUAL MEETING. Each of the nominees listed in this Proxy Statement are current directors standing for re-election. One of the nominees for this 2004 Annual Meeting, James F. Sutter, was elected by the Board of Directors in April 2003. The other nominee for this 2004 Annual Meeting, Sanjay Vaswani, was elected by the Board of Directors in October 2000.

BOARD RESIGNATIONS

    Christopher Paisley, one of the Company's Class I directors, resigned from the Board effective December 31, 2003. The resignation from the Board was for reasons unrelated to the Company's business.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    During the period from January 1, 2003 through December 31, 2003, the Board met eleven times and no director attended fewer than 75% of the aggregate number of eligible meetings of the Board and meetings of the committees of the Board on which he served.

    The Board has determined that the following directors are "independent" under current Nasdaq rules, including a determination that such directors do not have any relationship or affiliation that hinders the exercise of such director's independent judgment: Lawrence Owen Brown, Thomas P. Shanahan, James
F. Sutter and Sanjay Vaswani.

    The Board has an Audit Committee, a Compensation Committee and a Nominating Committee.

    The Audit Committee's functions are, among other things: (i) to monitor the corporate financial reporting and the internal and external audits of the Company; (ii) to provide to the Board of Directors the results of its examinations and recommendations derived therefrom; (iii) to outline to the Board improvements made, or to be made, in internal accounting controls; (iv) to appoint, compensate and oversee the Company's independent accountants; (v) to supervise the finance function of the Company (which will include, among other matters, the Company's investment activities); (vi) to engage and compensate independent counsel and other advisors as it deems necessary to carry out its duties; (vii) to pre-approve all audit services and permitted non-audit services to be provided by the Company's independent accountants; and (viii) to provide the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require Board attention. The Audit Committee undertakes these specific duties and other responsibilities listed in the Audit Committee's charter and such other duties as the Board may prescribe from time to time. See also "Report of the Audit Committee of the Board of Directors." During the fiscal year ended December 31, 2003, the Audit Committee, consisting of Christopher Paisley, James F. Sutter and Sanjay Vaswani, held eight meetings. In January 2004, Christopher Paisley resigned from the Audit Committee and the Board of Directors, and Thomas P. Shanahan was elected to the Audit Committee. The Board has determined that Mr. Shanahan qualifies as an "audit committee financial expert" as defined by the rules of the Securities and Exchange Commission.

    The Compensation Committee's functions are (i) to establish and review at least annually the Company's general compensation policies applicable to the Company's Chief Executive Officer and other executive officers, (ii) to review and approve the level of compensation of the Company's Chief Executive Officer and other executive officers, (iii) to review and advise the Board concerning the performance of the Chief Executive Officer, (iv) to review (and, if deemed appropriate by the Committee, retain consultants regarding) and advise the Board concerning both regional and industry-wide compensation practices and trends in order to assess the adequacy and competitiveness of the Company's executive compensation programs, and (v) to administer the Company's 1997 Stock Plan, 1999 Directors' Stock Option Plan (the "DIRECTORS PLAN") and 1999 Employee Stock Purchase Plan (the "ESPP"). The Compensation Committee currently consists of Lawrence Owen Brown and Thomas P. Shanahan, each of whom the Board has determined is an independent director under the rules of the Nasdaq Stock Market. The Compensation Committee held one meeting during 2003.

    The Nominating Committee's functions are (i) to establish general qualification guidelines applicable to nominees to the Board of Directors of the Company and (ii) to identify, review, interview and recommend persons meeting such guidelines to serve as members of the Board of Directors of the Company. The Nominating Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix A. The Nominating Committee currently consists of Thomas P. Shanahan and Lawrence Owen Brown, each of whom the Board has determined is an independent director under the rules of the Nasdaq Stock Market. The Nominating Committee was established in April 2003, but did not meet.

COMPENSATION OF DIRECTORS

    Directors do not currently receive cash compensation for their services as members of the Board except for periodic reimbursement of travel expenses. Employee directors are eligible to participate in the 1997 Stock Plan and the ESPP. Non-employee directors are eligible to participate in the 1997 Stock Plan and the Directors Plan.

    The Directors Plan currently provides that each non-employee director who joined the Board prior to June 24, 1999, the date of the Company's initial public offering (a "PREEXISTING OUTSIDE DIRECTOR") is automatically granted an option to purchase 1,000 shares of Common Stock on the first day of each fiscal year, starting on January 1, 2002. In addition, the Directors Plan currently provides that each non-employee director who joins the Board after June 24, 1999 (a "NEW OUTSIDE DIRECTOR") is automatically granted: (i) an option to purchase 2,000 shares of Common Stock (the "FIRST OPTION") on the date of his or her election or appointment to the Board of Directors, (ii) an additional option to purchase 2,000 shares of Common Stock (the "SECOND OPTION") on the one year anniversary of his or her election or appointment as a director, and (iii) an additional option (each, a "SUBSEQUENT OPTION") to purchase 1,000 shares of Common Stock on the first day of each fiscal year after the date of grant of the Second Option. All such options granted to Preexisting Outside Directors and New Outside Directors are fully vested at the date of the grant, have an exercise price per share equal to the fair market value of the Common Stock on the date of grant and have a term of 10 years.

COMMUNICATIONS WITH DIRECTORS

    Stockholders or other interested parties may communicate with any director or committee of the Board by writing to them c/o Persistence Software, Inc., 1720 South Amphlett Boulevard, Third Floor, San Mateo, California, 94402, attention: Secretary, or by sending an e-mail to info@persistence.com. Comments or questions regarding the Company's accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to members of the Nominating Committee.

    The Company has a policy of encouraging all directors to attend the annual stockholder meetings. Two (2) of the Company's directors attended the 2003 annual meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

                        THE BOARD RECOMMENDS A VOTE "FOR"
   THE ELECTION OF JAMES F. SUTTER AND SANJAY VASWANI AS CLASS II DIRECTORS.

                                 PROPOSAL NO. 3

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    Deloitte & Touche LLP has served as the Company's independent auditors since January 1993. On April 16, 2004, our Board of Directors decided to dismiss Deloitte & Touche LLP ("D&T") as our independent auditors effective as of immediately after the filing of our Quarterly Report on Form 10-Q for the period ended March 31, 2004. On May 14, 2004, we terminated D&T and engaged Burr, Pilger & Mayer LLP ("BPM") to serve as our new independent auditors for the fiscal year ended December 31, 2004. The decision to dismiss D&T and engage BPM was unanimously approved by the Audit Committee and the Board of Directors based on the recommendation by management that such change will result in substantial cost savings.

    In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Audit Committee will reconsider its selection of auditors.

    The reports of D&T on the financial statements for the past two fiscal years (2002 and 2003) contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

    In connection with its audits for the two most recent fiscal years and through the date of this proxy statement, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of such disagreements in connection with its reports, except for a disagreement with management over the recognition of revenue on a sales contract with Cablevision during the first quarter of 2002. Prior to filing our Quarterly Report on Form 10-Q for the period ended March 31, 2002, and after discussions among the Audit Committee of the Board of Directors, management and D&T, we revised our accounting for this contract and the matter was resolved to the satisfaction of D&T. D&T has been authorized to respond fully to the inquiries of BPM or any other successor accounting firm concerning the subject matter of this disagreement. In addition no reportable events, as defined in
Item 304(a)(1)(v) of Regulation S-K, occurred during our two most recent fiscal years and through the date of this proxy statement.

    We have not consulted with BPM during the two most recent fiscal years, or during the interim period through the date of this proxy statement, on any matter which was the subject of any disagreement, or on the application of accounting principles to a specified transaction, either completed or proposed, or on the type of audit opinion that might be rendered on our financial statements, relating to which either a written report or oral advice was provided to us that BPM concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue.

    A representative of BPM is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

              THE BOARD RECOMMENDS A VOTE "FOR" RATIFICATION OF THE
            APPOINTMENT OF BURR, PILGER & MAYER LLP AS THE COMPANY'S
       INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

       COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information that has been provided to the Company with respect to beneficial ownership of shares of the Company's Common Stock as of February 29, 2004 for (i) each person who is known by the Company to own beneficially five percent or more of the outstanding shares of Common Stock,
(ii) each director of the Company, (iii) each of the executive officers named in the Summary Compensation Table of this proxy statement (the "NAMED EXECUTIVE OFFICERS"), and (iv) all directors and executive officers of the Company as a group. The applicable percentage of ownership for each stockholder is based on 2,713,918 shares of Common Stock outstanding as of February 29, 2004, in each case together with applicable options for that stockholder. Shares of Common Stock issuable upon exercise of options and other rights beneficially owned that are exercisable on or before April 29, 2004 are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options and other rights but are not deemed outstanding for computing the percentage ownership of any other person.

    Except as otherwise noted, the address of each person listed in the table is c/o Persistence Software, Inc., 1720 South Amphlett Boulevard, Third Floor, San Mateo, California, 94402. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and is based on the individual's ability to exercise voting and investment power with respect to shares. To our knowledge, except under applicable community property laws or as otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares beneficially owned.

                                                              NUMBER OF SHARES    PERCENTAGE
       NAME AND ADDRESS                                      BENEFICIALLY OWNED   OWNERSHIP
       ----------------                                      ------------------   ---------
       Needham Capital Partners (1).........................       501,380          17.69%
           445 Park Avenue
           New York, NY 10022
       Thomas P. Shanahan (2)...............................       496,380          17.51
           c/o Needham Capital Partners
           445 Park Avenue
           New York, NY 10022
       Christopher T. Keene (3).............................       283,990          10.44
       Roy Rogers (4).......................................       202,950           7.46
           27927 Briones Way
           Los Altos Hills, CA 94022
       Eastbourne Capital Management, L.L.C. (5)(6).........       146,530           5.40
           1101 Fifth Avenue, Suite 160,
           San Rafael, CA 94901
       Derek Henninger (7)..................................       128,905           4.74
       Vivek Singhal (8)....................................        32,844           1.20
       Christine Russell (9)                                        26,000           *
       Sanjay Vaswani (10)..................................        16,050           *
       Lawrence Owen Brown (11).............................         6,500           *
       James F. Sutter (12).................................         5,333           *
       All directors and executive officers as a group
           (7 persons) (13).................................       778,556          33.39
_____________________
 * Less than 1%.

(1) Includes 289,176 shares held by Needham Capital Partners III, L.P., 29,694 shares held by Needham Capital Partners IIIA, L.P., immediately exercisable warrants to purchase 92,717 shares held by Needham Capital Partners III, L.P. and immediately exercisable warrants to purchase 9,520 shares held by Needham Capital Partners IIIA, L.P. Needham Capital Management, L.L.C. is the general partner of each of the above private limited partnerships. Also includes 56,998 shares held by Needham Capital Partners III (Bermuda), L.P. and immediately exercisable warrants to purchase 18,275 shares held by Needham Capital Partners III (Bermuda), L.P. Needham Capital Management (Bermuda), L.L.C. is the general partner of such entity. Thomas P. Shanahan, a director of the Company, George A. Needham, John C. Michaelson and John J. Prior are each managing members of Needham Capital Management, L.L.C. and Needham Capital Management (Bermuda), L.L.C., and share voting and dispositive power with respect to the shares held by such entities. Also includes 5,000 shares held by Needham Contrarian Fund, L.P. Mr. George A. Needham is the Managing General Partner of Needham Management Partners, L.P., the general partner of such entity. Each managing partner or member disclaims beneficial ownership of these shares except to the extent of its or his respective pecuniary interests.

(2)   See Note 1.  Excludes 5,000 shares held by Needham Contrarian Fund, L.P.

(3) Includes 258,215 shares held in the name of "Christopher Keene and Yvonne Keene Community Property," and shares held by the following trusts: 9,200 shares held by The Alexander Allan Keene Trust and 9,200 shares held by The Austen Foster Keene Trust. Mr. Keene disclaims beneficial ownership of all shares held by such trusts except to the extent of his pecuniary interest. Includes 6,875 shares issuable upon exercise of options that are exercisable on or before April 29, 2004.

(4)   Total number of shares beneficially owned is based solely on a review of
      Schedule 13G filings made with the Securities and Exchange Commission. Such filings set forth beneficial ownership as of December 31, 2003, and includes 138,350 shares held in the name of "Rogers Family Trust, UTD 01-21-81" and 64,600 shares held in the name of "Roy and Ruth Rogers Unit Trust, UTD 09-28-89". Pursuant to the Registration on Form S-3 filed by the Company with the Securities and Exchange Commission on January 15, 2004 (File No. 333-111433), 6,600 shares are issuable upon the exercise of warrants that are exercisable on or before April 29, 2004.

(5) Beneficial ownership calculation is based solely on a review of Schedule 13G filings made with the Securities and Exchange Commission. Such filings set forth beneficial ownership as of December 31, 2003.

(6) Per Schedule 13G filing made with the Securities and Exchange Commission, Richard Jon Berry is the controlling member of Eastbourne Capital Management, L.L.C.

(7) Includes 6,353 shares issuable upon exercise of options that are exercisable on or before April 29, 2004. Also includes shares held by the following trusts, of which Mr. Henninger and Elizabeth W. Henninger share voting and dispositive power as trustees: 105,388 shares held by The Henninger Family Trust, 8,390 shares held by The Henninger Family Irrevocable Trust fbo Grant Larson Henninger U/A/D 04/03/2000 and 8,390 shares held by The Henninger Family Irrevocable Trust fbo Webb Ryan Henninger U/A/D 04/03/2000. Mr. and Mrs. Henninger each disclaim beneficial ownership of the shares held by such trusts except to the extent of their respective pecuniary interests.

(8) Includes 29,873 shares issuable upon exercise of options that are exercisable on or before April 29, 2004.

(9)   Ms. Russell resigned as an employee of the Company as of October 17, 2003.

(10) Includes 16,000 shares issuable upon exercise of options that are exercisable on or before April 29, 2004.

(11) Consists of 6,500 shares issuable upon exercise of options that are exercisable on or before April 29, 2004.

(12) Consists of 5,333 shares issuable upon exercise of options that are exercisable on or before April 29, 2004.

(13) Also includes an aggregate of 191,446 shares issuable upon exercise of options and warrants held by all directors and executive officers that are exercisable on or before April 29, 2004.

                       COMPENSATION OF EXECUTIVE OFFICERS

    The following table sets forth the compensation for the last three years earned for services rendered to the Company by (i) the Chief Executive Officer,
(ii) the Company's next three most highly compensated executive officers serving as of December 31, 2003 whose salary plus bonus exceeded $100,000 in 2003 and
(iii) two former executive officers who were among the most highly compensated in 2003, but resigned prior to December 31, 2004.

                           SUMMARY COMPENSATION TABLE

                                               ANNUAL COMPENSATION
                                             ----------------------
                                      FISCAL   SALARY       BONUS    UNDERLYING
  NAME AND PRINCIPAL POSITION          YEAR    ($) (1)       ($)     OPTIONS (#)
  ---------------------------          ----  -----------   --------  -----------

  Christopher T. Keene ............... 2003  $225,000           $0     20,000
     Chairman of the Board             2002   243,750(2)    14,400     10,000
        and Chief Executive Officer    2001   211,519(3)    25,000        --

  Christine Russell .................. 2003   141,796           --      5,000
     Former Chief Financial Officer    2002   165,750       10,560      5,000
                                       2001   166,077           --     14,000(4)

  Derek Henninger .................... 2003   193,554           --     10,000
     Vice President of Worldwide       2002   165,750       10,800      5,000
        Field Operations               2001   166,077           --      5,000

  Vivek Singhal....................... 2003   153,000           --     10,000
     Vice President Engineering        2002   165,750       10,320      5,000
                                       2001   150,500           --     45,202(5)

  Ed Murrer........................... 2003   144,912           --      5,000
     Former Vice President of          2002   226,904       40,980      5,000
        Marketing                      2001   105,269       20,000     20,000

   ________________
   (1) Includes income deferred under Company 401(k) plan.
   (2) Effective January 1, 2002, Mr. Keene's base salary was increased back to $250,000 on an annualized basis. On September 30, 2002, in connection with a Company-wide reduction in salaries, Mr. Keene's base salary was decreased by 10% to $225,000 on an annualized basis. As a result of the foregoing, Mr. Keene's base salary on an annualized basis for the year ended December 31, 2002 was $243,750.
   (3) On July 2, 2001, Mr. Keene's base salary was increased from $187,000 to $250,000, which represented a 33.7% increase. As of October 1, 2001, Mr. Keene's base salary was decreased by 10% to $225,000 on an annualized basis. As a result of this decrease, Mr. Keene's base salary on an annualized basis for the year ended December 31, 2001 was $211,519.
   (4) Includes options to purchase 3,500 shares of Common Stock which were cancelled in 2001 in connection with the Company's repricing of certain options outstanding under the 1997 Stock Plan.
   (5) This total includes 26,702 shares of Common Stock options that had been issued on December 10, 2001 in connection with an option cancellation and tender offering in June 2001.

                              OPTION GRANTS IN 2003

    The following table provides certain information with respect to stock options granted to the Named Executive Officers in the year ended December 31, 2003. In addition, as required by Securities and Exchange Commission rules, the table sets forth the hypothetical gains that would exist for the options based on assumed rates of annual compound stock price appreciation during the option term. No stock appreciation rights were granted by the Company.

                                      INDIVIDUAL GRANTS
                             -----------------------------------               POTENTIAL REALIZABLE
                                           PERCENT OF                             VALUE AT ASSUMED
                              NUMBER OF  TOTAL OPTIONS                         ANNUAL RATES OF STOCK
                             SECURITIES     GRANTED                             PRICE APPRECIATION
                             UNDERLYING  TO EMPLOYEES  EXERCISE                 FOR OPTION TERM(1)
                               OPTIONS     IN FISCAL    PRICE     EXPIRATION  ----------------------
NAME                         GRANTED (#)  YEAR (%)(2)  ($/SH)(3)     DATE      5% ($)       10% ($)
----                         -----------  -----------  ---------  ----------  -------      ---------

Christopher Keene..........  10,000 (4)         4%      $2.4000   04/01/2013  $15,093      $20,948
                             10,000 (5)         4%       4.1100   12/18/2013   25,848       35,874

Christine Russell..........   5,000 (4)         2%       2.4000   04/01/2003    7,547       10,474

Derek Henninger............   5,000 (4)         2%       2.4000   04/01/2013    7,547       10,474
                              5,000 (5)         2%       4.1100   12/18/2013   12,924       17,937

Vivek Singhal..............   5,000 (4)         2%       2.4000   04/01/2013    7,547       10,474
                              5,000 (5)         2%       4.1100   12/18/2013   12,924       17,937

Edward Murrer..............   5,000 (4)         2%       2.4000   04/01/2013    7,547       10,474

___________________
(1) The potential realizable value illustrates a value that might be realized upon exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of the market price per share from the date of grant to the end of the option term, less the exercise price. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of the Common Stock and the timing of option exercises, as well as the optionees' continued employment throughout the vesting period. There can be no assurance that the amounts reflected in this table will be achieved.
(2) The Company granted stock options representing 241,100 shares to employees in 2003. All grants were made under the 1997 Stock Plan.
(3) The exercise price may be paid in cash, in shares of Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares.
(4) This option vests at the rate of 1/4th of the total number of shares on the first anniversary of April 1, 2004, the vesting commencement date, and 1/48th of the total shares on each monthly anniversary of the vesting commencement date thereafter.
(5) This option vests at the rate of 1/2 of the total number of shares on the first anniversary of December 18, 2004, the vesting commencement date, and 1/24th of the total shares on each monthly anniversary of the vesting commencement date thereafter.
(6) This option vests at the rate of 1/4th of the total number of shares on the first anniversary of December 18, 2004, the vesting commencement date, and 1/48th of the total shares on each monthly anniversary of the vesting commencement date thereafter.

                      EQUITY COMPENSATION PLAN INFORMATION

         The following table gives information about the Company's Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company's existing equity compensation plans as of December 31, 2003, including the 1994 Stock Purchase Plan, 1997 Stock Plan, the Directors Plan and the ESPP.

                                                                           NUMBER OF SECURITIES
                                                                                 REMAINING
                                                                               AVAILABLE FOR
                                NUMBER OF SECURITIES    WEIGHTED AVERAGE  FUTURE ISSUANCE UNDER
                                  TO BE ISSUED UPON      EXERCISE PRICE     EQUITY COMPENSATION
                                     EXERCISE OF         OF OUTSTANDING      PLANS (EXCLUDING
                                OUTSTANDING OPTIONS,  OPTIONS, WARRANTS   SECURITIES REFLECTED IN
PLAN CATEGORY                    WARRANTS AND RIGHTS      AND RIGHTS            COLUMNS (A))
                                        (A)                   (B)                   (C)
------------------------------  --------------------  ------------------  -----------------------
Equity compensation plans
approved by stockholders                 373,980 (1)       $7.94 (1)             482,476 (1)
                                          14,000 (2)       18.51 (2)              36,000 (2)
                                              --              --                 103,484 (3)
Equity compensation plans                 43,000 (4)        4.97 (4)                  --
not approved by stockholders
TOTAL                                    430,980                                 621,960

___________________
(1) Comprises outstanding options, weighted average exercise price and securities available for issuance under the 1997 Stock Plan as of December 31, 2003, not including a maximum of 3,864 additional shares that may be transferred from the 1994 Stock Purchase Plan. The 1997 Stock Plan includes an "evergreen" feature, which provides for an automatic annual increase in the number of shares available under the plan on the first day of each fiscal year through 2005, equal to the lesser of 98,500 shares or 4.94% of the Company's outstanding Common Stock on the last day of the immediately preceding fiscal year.
(2) Comprises outstanding options, weighted average exercise price and securities available for issuance under the Directors Plan as of December 31, 2003.
(3) Available for issuance under the ESPP as of December 31, 2003. The ESPP, designed to comply with Internal Revenue Code Section 423, includes an "evergreen" feature, which provides for an automatic annual increase in the number of shares available under the plan on the first day of each fiscal year through 2004, equal to the lesser of 25,000 shares or 1% of the Company's outstanding Common Stock on the last day of the immediately preceding fiscal year.
(4) Comprises warrants issued to non-employees for consulting services. In 2003, the Company issued warrants to purchase up to 30,000 shares of Common Stock to a trust controlled by Brian Swift, an affiliate of Securities Research Associates, Inc., as partial compensation for services as placement agent in connection with a private placement of the Company's Securities. During 2002, the Company issued warrants to purchase up to 5,000 shares of Common Stock to RTX Securities Corporation at an exercise price of $3.80 in partial consideration for consulting services. Such warrants are fully vested as of the date of grant. In addition, during 2001 the Company issued warrants to purchase up to 8,000 shares of Common Stock to RCG Capital Markets at an exercise price of $5.70 in partial consideration for consulting services. Such warrants vest over a period of four years.

                       AGGREGATED OPTION EXERCISES IN 2003
          AND VALUE OF UNEXERCISED OPTIONS HELD AS OF DECEMBER 31, 2003

    The following table sets forth the number of shares covered by stock options held by Named Executive Officers as of December 31, 2003, and the value of "in-the-money" stock options, which represents the difference between the exercise price of a stock option and the market price of the shares subject to such option on December 31, 2003. No stock appreciation rights were outstanding during the year ended December 31, 2003, and no stock options were exercised by Named Executive Officers during the year ended December 31, 2003.

                               NUMBER OF SECURITIES UNDERLYING        VALUE OF UNEXERCISED
                             UNEXERCISED OPTIONS AT FISCAL YEAR       IN-THE-MONEY OPTIONS
                                           END (#)                  AT FISCAL YEAR END ($)(1)
                             ----------------------------------  ------------------------------
    NAME                      EXERCISABLE       UNEXERCISABLE    EXERCISABLE (2)  UNEXERCISABLE
    ----                     ---------------  -----------------  ---------------  -------------
    Christopher Keene........    3,541              6,459              0               0
                                   0               10,000              0             16,500
    Derek Henninger..........    2,500              2,500              0               0
                                 1,770              3,230              0               0
                                   0                5,000              0             8,250
                                   0                5,000              0               0
    Vivek Singhal............     600                 0              1,050             0
                                 1,300                0                0               0
                                  250                 0                0               0
                                 21,237             5,465              0               0
                                 1,770              3,320              0               0
                                   0                5,000              0             8,250
                                   0                5,000              0               0
                                 1,250              1,250              0               0
                                 1,567               533               0               0
___________________

(1) Value is based on the closing price of the Company's Common Stock on the Nasdaq SmallCap Market on December 31, 2003 of $4.05 per share, less the aggregate exercise price of the options.
(2) Does not include options that had an exercise price greater than the per share closing price of $4.05 on December 31, 2003 as reported on the Nasdaq SmallCap Market.

    NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORTS AND THE STOCK PERFORMANCE GRAPH HEREIN SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors of Persistence Software was formed in 1999. The Compensation Committee consisting of Lawrence Owen Brown and Thomas Shanahan held one meeting during 2003. Its functions are (i) to establish and review at least annually the Company's general compensation policies applicable to the Company's Chief Executive Officer and other executive officers, (ii) to review and approve the level of compensation of the Company's Chief Executive Officer and other executive officers, (iii) to review and advise the Board concerning the performance of the Chief Executive Officer, (iv) to review (and, if deemed appropriate by the Committee, retain consultants regarding) and advise the Board concerning both regional and industry-wide compensation practices and trends in order to assess the adequacy and competitiveness of the Company's executive compensation programs, and (v) to administer the Company's 1997 Stock Plan, 1999 Directors' Stock Option Plan and 1999 Employee Stock Purchase Plan. Decisions concerning the compensation of the Company's executive officers are made by the Compensation Committee and reviewed by the full Board of Directors (excluding any interested director).

    EXECUTIVE OFFICER COMPENSATION PROGRAMS. The objectives of the executive officer compensation program are to attract, retain and motivate qualified executives who possess the necessary leadership and management skills critical to the Company's growth and long-term success. Executive officers' compensation includes four main components: competitive base salary, annual cash bonus incentives, long-term stock-based incentive compensation and other benefits, including medical and life insurance plans. The goal of these executive compensation policies of the Compensation Committee is to encourage and reward the highest quality performance through attractive compensation to accomplish key business objectives and increase stockholder value. The Compensation Committee believes that stock ownership by management is beneficial in aligning management and stockholder interests, thereby enhancing stockholder value.

    BASE SALARIES. The Compensation Committee sets salaries for the Company's executive officers based on each individual officer's responsibility, salary levels seen in the industry for similar positions, general salary practices of peer companies and the officer's individual qualifications and experience. The base salaries are reviewed annually and may be adjusted to reflect the Compensation Committee assessment of the executive's individual performance, the functions performed by the executive officer, the scope of the executive officer's on-going duties, trends in executive compensation among the talent pool of comparable organizations and the Company's overall financial condition. The weight given each such factor by the Compensation Committee may vary from individual to individual.

    INCENTIVE BONUSES. The Compensation Committee's policy is to grant cash incentive bonuses to directly encourage and reward the achievement of specific annual performance goals, which might not be immediately reflected in the appreciation in value of stock options. The Compensation Committee sets the bonuses using recommendations from management and a strong assessment of factors including such officer's level of responsibility, individual performance, contributions to the Company's success and the Company's financial performance generally. The incentive bonus makes a significant portion of the executive's compensation dependent on the Company's performance, giving such executive incentive to achieve the Company's goals. It also recognizes such executive's individual contributions to the Company.

    STOCK OPTION GRANTS. Stock options may be granted to executive officers and other employees under the 1997 Stock Plan. The Compensation Committee believes that employee equity ownership helps to align employee goals with those of stockholders because the value of stock option grants increase as the stock price increases. The level of individual stock option grants to executives is set based on competitive market practices for executives of similar position and responsibility within the Company and expected contributions to the Company's overall performance. Stock option grants to executives create an interest in the future success of the Company, which helps retention of executives and long-term stockholder value. The Compensation Committee makes a subjective evaluation based on past and future expected performance since the 1997 Stock Plan does not provide a specific formula for calculating the weight of the factors used to determine stock option grants.

    Upon recommendation of management and approval of the Compensation Committee, each of the executive officers (other than the Chief Executive Officer) was granted options to purchase 5,000 shares of the Company's Common Stock on April 1, 2003 at an exercise price of $2.40 and with a maximum term of ten years. Each such stock option vests at the rate of 1/4th of the total shares underlying the option on the first anniversary of April 1, 2004, the vesting commencement date, and 1/48th of the total shares on each monthly anniversary of the vesting commencement date thereafter. Each of the executive officers (other than the Chief Executive Officer) was granted additional options to purchase 5,000 shares of the Company's Common Stock on December 18, 2003 at an exercise price of $4.11 and with a maximum term of ten years. Each such stock option vests at the rate of 1/2 of the total shares underlying the option on the first anniversary of December 18, 2004, the vesting commencement date, and 1/24th of the total shares on each monthly anniversary of the vesting commencement date thereafter.

    OTHER COMPENSATION PLANS. Executives also participate in other general employee benefit plans instituted by the Company. The Company also provides a 401(k) deferred compensation pension plan. Benefits under these general plans are indirectly tied to the Company's performance.

    DEDUCTIBILITY OF COMPENSATION. Section 162(m) of the Code disallows a deduction by the Company for compensation exceeding $1.0 million paid to certain executive officers, excluding, among other things, performance-based compensation. Because the compensation paid to the executive officers has not approached the limitation, the Compensation Committee has not had to use any of the available exemptions from the deduction limit. The Compensation Committee remains aware of the Section 162(m) limitations, and the available exemptions, and will address the issue of deductibility when and if circumstances warrant the use of such exemptions.

    CHIEF EXECUTIVE OFFICER COMPENSATION. Since June 1991, Christopher T. Keene has served as Chief Executive Officer of the Company. Each year the Compensation Committee determines his compensation considering the factors used for all executives which are described above. In addition, the Compensation Committee surveys salaries paid to chief executive officers at peer companies. Mr. Keene's base salary during the year ended December 31, 2003 was $225,000, which has remained unchanged since September 30, 2002, when the Company instituted a 10% across-the-board salary reduction. Mr. Keene was awarded an option on April 1, 2003 to purchase 10,000 shares of Common Stock at an exercise price of $2.40 and with a maximum term of ten years. Such option vests at the rate of 1/4th of the total shares underlying the option on the first anniversary of April 1, 2004, the vesting commencement date, and 1/48th of the total shares on each monthly anniversary of the vesting commencement date thereafter. Mr. Keene was also awarded an option on December 18, 2003 to purchase 10,000 shares of Common Stock at an exercise price of $4.11 and with a maximum tern of ten years. Such option vests at the rate of 1/2 of the total shares underlying the option on the first anniversary of December 18, 2004, the vesting commencement date, and 1/24 of the total shares on each monthly anniversary of the vesting commencement date thereafter.

                         Compensation Committee of the Board of
                         Directors of Persistence Software:

                                              /s/ Lawrence Owen Brown
                                              /s/ Thomas P. Shanahan

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    None of the members of the Compensation Committee is an officer or employee of the Company, nor has any member formerly served as an officer of the Company. No executive officer of the Company serves as a member of a board of directors or compensation committee of any entity that has one or more executive officers serving on the Company's Board or Compensation Committee.

                             AUDIT COMMITTEE REPORT

    The Audit Committee of the Board of Directors of Persistence Software is composed of three independent directors and operates under a written charter, which was originally adopted by the Board of Directors in 1999 and subsequently has been amended and restated, most recently in January 2003. In 2003, the Audit Committee initially consisted of Alan King, Christopher Paisley and Sanjay Vaswani. In March 2003, Mr. King resigned from the Board of Directors and James
F. Sutter was elected as a member in April 2003. Effective December 31, 2003, Mr. Paisley resigned from the Board and Thomas P. Shanahan was appointed as a member of the Audit Committee. Each of the members of the Audit Committee is independent as defined by the Nasdaq Marketplace Rules.

    The Audit Committee's functions are, among other things: (i) to monitor the corporate financial reporting and the internal and external audits of the Company; (ii) to provide to the Board of Directors the results of its examinations and recommendations derived therefrom; (iii) to outline to the Board improvements made, or to be made, in internal accounting controls; (iv) to appoint, compensate and oversee the Company's independent accountants; (v) to supervise the finance function of the Company (which will include, among other matters, the Company's investment activities); (vi) to engage and compensate independent counsel and other advisors as it deems necessary to carry out its duties; (vii) to pre-approve all audit services and permitted non-audit services to be provided by the Company's independent accountants; and (viii) to provide the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require Board attention.

    The Audit Committee held eight meetings during 2003. These meetings were designed to facilitate and encourage communication between the Audit Committee, management, and the Company's independent public accountants, Deloitte & Touche LLP. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2003 with management and the independent accountants.

    The Audit Committee discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as amended.

    The Audit Committee has received and reviewed the written disclosures and the letter from the independent accountants, Deloitte & Touche LLP as required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES. Additionally, the Audit Committee has discussed with Deloitte & Touche LLP the issue of its independence from Persistence Software.

    Based on the Committee's discussions with management and the independent accountants and the Committee's review of the audited consolidated financial statements, the representations of management and the report of the independent accountants to the Committee, all as noted above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003, filed with the Securities and Exchange Commission.

             Audit Committee of the Board of Directors of Persistence Software:*
                                              /s/ Alan King
                                              /s/ Christopher Paisley
                                              /s/ James F. Sutter
                                              /s/ Sanjay Vaswani

* Mr. King resigned from the Board of Directors in March 2003. Mr. Paisley resigned from the Board of Directors effective December 31, 2003. Messrs King and Paisley did not participate in any discussions regarding the audited consolidated financial statements for the year ended December 31, 2003 to be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission.

                                 CODE OF ETHICS

    The Company has adopted a code of ethics that applies to all officers and employees, including its principal executive officer, principal financial officer and controller. This code of ethics is attached as Appendix B to this Proxy Statement, and is also available upon request to Persistence Software, Inc., 1720 South Amphlett Boulevard, Third Floor, San Mateo, California, 94402, attention: Secretary, telephone number (650) 372-3600.

            FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL ACCOUNTANT

AUDIT FEES

    The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the "DELOITTE ENTITIES") for professional services rendered for the audit of the Company's annual financial statements for the fiscal years ended December 31, 2002 and 2003 and for the reviews of the financial statements included in the Company's Annual Reports on Form 10-K for the fiscal years ended December 31, 2002 and 2003 were:

                                                        2003              2002
                                                      ---------        ---------
             Audit Fees(1)                            $154,000         $137,000
             Audit-Related Fees(2)                      64,825           11,100
             Tax Fees
             All other Fees
                                                      ---------        ---------
                                     Total            $218,825         $148,600
                                                      =========        =========

_____________________

(1) Audit fees represent fees for professional services provided in connection with the audit of the Company's financial statements and review of the Company's quarterly financial statement and audit services provided in connection with other statutory or regulatory filings.

(2) Audit-related fees consisted primarily of work performed in conjunction with registration statement filings and accounting consultations.

                          TRANSACTIONS WITH MANAGEMENT

    The Company has entered into indemnification agreements with its officers and directors containing provisions that may require it to indemnify its officers and directors against liabilities that may arise by reason of their status or service as officers or directors, other than liabilities arising from willful misconduct of a culpable nature, and to advance their expenses incurred as a result of any proceeding against them.

                             STOCK PERFORMANCE GRAPH

     The Company's Common Stock was traded on the Nasdaq National Market under the symbol PRSW from the effective date of the Company's initial public offering on June 24, 1999 until September 12, 2002, at which time the Company moved its stock listing to the Nasdaq SmallCap Market. The following graph compares the cumulative total stockholder return data for the Company's Common Stock since June 24, 1999 (the effective date of the Company's initial public offering) to the cumulative return over such period of (i) the Nasdaq Stock Market (U.S.) Index and (ii) the Nasdaq Computer Composite Index. The graph assumes that $100 was invested on June 24, 1999 in the Common Stock of the Company and in each of the comparative indices and assumes reinvestment of dividends. The graph further assumes that such amount was initially invested in the Common Stock of the Company at a per share price of $11.00, the price at which such stock was first offered to the public by the Company on the date of its initial public offering. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                COMPARISON OF 54 MONTH CUMULATIVE TOTAL RETURN*

                                  [GRAPH HERE]

      DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

    The Company's Bylaws provide that advance notice of a stockholder's proposal must be delivered to the Secretary of the Company at the Company's principal executive offices not less than twenty (20) days nor earlier than ninety (90) days prior to the anniversary of the previous year's annual meeting. However, the Bylaws also provide that in the event that no annual meeting was held in the previous year or the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date, this advance notice must be received not earlier than the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the twentieth
(20th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Each stockholder's notice must contain the following information as to each matter the stockholder proposes to bring before the annual meeting: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and appropriate biographical information and a statement as to the qualification of the nominee; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made
(i) the name and address of such stockholder, as they appear on the Company's books, and of such beneficial owner and (ii) the number of shares of the Company's Common Stock which are owned beneficially and of record by such stockholder and such beneficial owner.

    A copy of the full text of the provisions of the Company's Bylaws dealing with stockholder nominations and proposals is available to stockholders from the Secretary of the Company upon written request.

    Under the rules of the Securities and Exchange Commission, stockholders who wish to submit proposals for inclusion in the Company's proxy statement for the 2005 Annual Meeting of Stockholders must submit such proposals so as to be received by the Company at 1720 South Amphlett Boulevard, Third Floor, San Mateo, California, 94402, attention: Secretary, by December 28, 2004. If the Company is not notified of a stockholder proposal between March 8, 2005 and May 17, 2005, then the proxies held by management of the Company provide discretionary authority to vote against such stockholder proposal, even though such proposal is not discussed in the Proxy Statement.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission initial reports of ownership and changes in ownership of the Company's Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no [other] reports were required, the Company believes that during the year ended December 31, 2003 all Reporting Persons complied with all applicable filing requirements.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

    This Proxy Statement incorporates certain documents of the Company by reference that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner, to whom this Proxy Statement is delivered, upon oral or written request, without charge, directed to Persistence Software, Inc., 1720 South Amphlett Boulevard, Third Floor, San Mateo, California, 94402, attention: Secretary, telephone number (650) 372-3600. In order to ensure timely delivery of the documents prior to the Annual Meeting, such requests should be made by May 18, 2004.

                      STOCKHOLDERS SHARING THE SAME ADDRESS

    In accordance with notices previously sent to many stockholders who hold their shares through a bank, broker or other holder of record (a "street-name stockholder") and share a single address, only one annual report and proxy statement is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as "householding," is intended to reduce the Company's printing and postage costs. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this Proxy Statement or accompanying Annual Report to Stockholders may request a copy by contacting the bank, broker or other holder of record, or the Company upon oral or written request, without charge, directed to Persistence Software, Inc., 1720 South Amphlett Boulevard, Third Floor, San Mateo, California, 94402, attention: Secretary, telephone number (650) 372-3600. The voting instruction sent to a street-name stockholder should provide information on how to request (1) householding of future Company materials or (2) separate materials if only one set of documents is being sent to a household. If it does not, a stockholder who would like to make one of these requests should contact the Company as indicated above.

                                  OTHER MATTERS

    The Board knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders, or either of them, deem advisable.

    It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                           By Order of the Board of Directors,

                                           /s/ Christopher T. Keene

                                           Christopher T. Keene
                                           Chief Executive Officer and Secretary

May ___, 2004
San Mateo, California

                                                                      APPENDIX A

                           PERSISTENCE SOFTWARE, INC.

                      CHARTER FOR THE NOMINATING COMMITTEE
                            OF THE BOARD OF DIRECTORS

Purpose
-------

The purpose of the Nominating Committee of the Board of Directors of Persistence Software, Inc. (the "Company"), shall be to establish general qualification guidelines applicable to nominees to the Board of Directors of the Company and to identify, review, interview and recommend persons meeting such guidelines to serve as members of the Board of Directors of the Company (the "Board").

In addition, the Nominating Committee has the authority to undertake the specific duties and responsibilities listed below and will have the authority to undertake such other specific duties as the Board from time to time prescribes.

Membership
----------

The Nominating Committee shall consist of a minimum of two independent directors of the Company as determined by the Board. The members of the Nominating Committee are appointed by and serve at the discretion of the Board.

Responsibilities
----------------

The responsibilities of the Nominating Committee include:

    o Identifying to the Board those governing rules and regulations that impact the composition of the Board, including but not limited to the rules of the Nasdaq Stock Market

    o Reviewing and making recommendations to the Board regarding general qualification guidelines applicable to nominees for membership to the Board and specific requirements imposed by applicable rules and regulations

    o Identifying, interviewing and recommending to the Board suitable candidates for Board membership

    o Reporting to the Board the results of the Nominating Committee's activities

Meetings
--------

It is anticipated that the Nominating Committee will convene when asked to convene by the Board. In addition, the Nominating Committee may establish its own meeting schedule.

Minutes
-------

The Nominating Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

Reports
-------

Within 60 days of a request by the Board, the Nominating Committee will provide the Board with a written report describing the criteria it has identified as appropriate to the selection of nominees for membership to the Board. Moreover, before recommending a nominee for membership to the Board, the Nominating Committee will provide a written report detailing the basis of its recommendation.

Any written report of the Nominating Committee will be incorporated as part of the minutes of the Board meeting at which such report is presented.

                           PERSISTENCE SOFTWARE, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                          OF PERSISTENCE SOFTWARE, INC.
         FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 16, 2004

     The undersigned stockholder of Persistence Software, Inc., a Delaware corporation, (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 18, 2004, and hereby appoints Christopher T. Keene and Brian Tobin, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Persistence Software, Inc. to be held on Wednesday, June 16, 2004, at 2:00 p.m., local time, at Persistence Software, Inc., 1720 South Amphlett Boulevard, Suite 230, San Mateo, California, 94402, and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

    1. To amend and restate the Company's Certificate of Incorporation to (i) decrease the number of authorized shares of Common Stock from 75,000,000 shares to 7,500,000 shares and (ii) decrease the number of authorized shares of Preferred Stock from 5,000,000 shares to 500,000 shares.

              [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

    2. To elect the following directors to serve until the Annual Meeting of Stockholders for the year ended December 31, 2006 or until their respective successors and assigns are elected and qualified:

              James Sutter         [ ] FOR      [ ] WITHHOLD authority to vote
              Sanjay Vaswani       [ ] FOR      [ ] WITHHOLD authority to vote

     3. To ratify the appointment of Burr, Pilger & Mayer LLP as the independent auditors of the Company for the year ending December 31, 2004.

              [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

and, in their discretion, upon such other matter or matters that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR AMENDMENT AND RESTATEMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO DECREASE THE NUMBER OF AUTHORIZED SHARE OF COMMON STOCK, (2) FOR THE ELECTION OF THE DIRECTORS LISTED ABOVE; AND (3) FOR RATIFICATION OF THE APPOINTMENT OF BURR, PILGER & MAYER LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2004; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

                                             Date: _______________

                                             __________________________________
                                             Signature

                                             Date: _______________

                                             __________________________________
                                             Signature

                                             (This Proxy should be marked,
                                             dated, signed by the stockholder(s)
                                             exactly as his or her name appears
                                             hereon, and returned promptly in
                                             the enclosed envelope. Persons
                                             signing in a fiduciary capacity
                                             should so indicate. If shares are
                                             held by joint tenants or as
                                             community property, both should
                                             sign.)